AMENDED SCHEDULE A
to the
AMENDED AND RESTATED RULE 18F-3
MULTIPLE CLASS PLAN

Dated October 28, 2017

The Trusts' Funds and Classes
that are currently offered are listed below:
INFORMATION DISPLAYED IN FOLLOWING ORDER:
Trust
Funds
Class A
Class C
Class Y
Class Z
Institutional Class
Class S


Touchstone Funds Group Trust
Touchstone Active Bond Fund
Class A
Class C
Class Y

Institutional Class



Touchstone Funds Group Trust
Touchstone Arbitrage Fund
Class A
Class C
Class Y

Institutional Class



Touchstone Funds Group Trust
Touchstone Emerging Markets Small Cap Fund
Class A
Class C
Class Y

Institutional Class



Touchstone Funds Group Trust
Touchstone High Yield Fund
Class A
Class C
Class Y

Institutional Class



Touchstone Funds Group Trust
Touchstone International Growth Fund
Class A
Class C
Class Y

Institutional Class



Touchstone Funds Group Trust
Touchstone Merger Arbitrage Fund
Class A
Class C
Class Y

Institutional Class



Touchstone Funds Group Trust
Touchstone Mid Cap Fund
Class A
Class C
Class Y
Class Z
Institutional Class



Touchstone Funds Group Trust
Touchstone Mid Cap Value Fund
Class A
Class C
Class Y

Institutional Class



Touchstone Funds Group Trust
Touchstone Premium Yield Equity Fund
Class A
Class C
Class Y




Touchstone Funds Group Trust
Touchstone Sands Capital Select Growth Fund
Class A
Class C
Class Y
Class Z



Touchstone Funds Group Trust
Touchstone Small Cap Fund
Class A
Class C
Class Y

Institutional Class



Touchstone Funds Group Trust
Touchstone Small Cap Value Fund
Class A
Class C
Class Y

Institutional Class



Touchstone Funds Group Trust
Touchstone Total Return Bond Fund
Class A
Class C
Class Y

Institutional Class



Touchstone Funds Group Trust
Touchstone Ultra Short Duration Fixed Income Fund
Class A
Class C
Class Y
Class Z
Institutional Class
Class S



INFORMATION DISPLAYED IN FOLLOWING ORDER:
Trust
Funds
Class A
Class C
Class Y
Institutional
Class R6


Touchstone Strategic Trust
Touchstone Dynamic Equity Fund
Class A
Class C
Class Y
Institutional


Touchstone Strategic Trust
Touchstone Dynamic Diversified Income Fund
Class A
Class C
Class Y


Touchstone Strategic Trust
Touchstone Controlled Growth with Income Fund
Class A
Class C
Class Y



Touchstone Strategic Trust
Touchstone Dynamic Global Allocation Fund
Class A
Class C
Class Y



Touchstone Strategic Trust
Touchstone Value Fund
Class A
Class C
Class Y
Institutional


Touchstone Strategic Trust
Touchstone Focused
Fund
Class A
Class C
Class Y
Institutional


Touchstone Strategic Trust
Touchstone Small Cap Value Opportunities Fund
Class A
Class C
Class Y
Institutional


Touchstone Strategic Trust
Touchstone International Small Cap Fund
Class A
Class C
Class Y
Institutional


Touchstone Strategic Trust
Touchstone Growth Opportunities Fund
Class A
Class C
Class Y
Institutional


Touchstone Strategic Trust
Touchstone Sustainability and Impact Equity Fund
Class A
Class C
Class Y
Institutional


Touchstone Strategic Trust
Touchstone Mid Cap Growth Fund
Class A
Class C
Class Y
Institutional


Touchstone Strategic Trust
Touchstone Small Cap Growth Fund
Class A
Class C
Class Y
Institutional


Touchstone Strategic Trust
Touchstone International Value Fund
Class A
Class C
Class Y
Institutional


Touchstone Strategic Trust
Touchstone Flexible Income Fund
Class A
Class C
Class Y
Institutional


Touchstone Strategic Trust
Touchstone Sands Capital Emerging Markets Growth Fund


Class Y
Institutional


Touchstone Strategic Trust
Touchstone Large Cap Fund
Class A
Class C
Class Y
Institutional


Touchstone Strategic Trust
Touchstone Credit Opportunities Fund
Class A
Class C
Class Y
Institutional


Touchstone Strategic Trust
Touchstone Large Cap Growth Fund
Class A
Class C
Class Y
Institutional


Touchstone Strategic Trust
Touchstone Global Growth Fund
Class A
Class C
Class Y
Institutional


Touchstone Strategic Trust
Touchstone Ohio Tax-Free Bond Fund
Class A
Class C
Class Y
Institutional


Touchstone Strategic Trust
Touchstone Balanced Fund
Class A
Class C
Class Y


Touchstone Strategic Trust
Touchstone International Equity Fund
Class A
Class C
Class Y
Institutional


Touchstone Strategic Trust
Touchstone Large Cap Focused Fund
Class A
Class C
Class Y
Institutional


Touchstone Strategic Trust
Touchstone Small Company Fund
Class A
Class C
Class Y
Institutional
Class R6

[Signature page follows]



This Amended Schedule A to the Amended and Restated
Rule 18f-3 Multiple Class Plan is executed as of the date first set forth above.


TOUCHSTONE FUNDS GROUP TRUST and
TOUCHSTONE STRATEGIC TRUST, each
by itself and on behalf of the series listed in this Schedule A




By:/s/ Terrie A. Wiedenheft


Name:Terrie A. Wiedenheft
Title:Treasurer and Controller